UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 12, 2012

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)

(443) 285-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On January 12, 2012, Corporate Office Properties Trust (the “Registrant”) issued a press release in which it announced that its Board of Trustees declared a quarterly dividend of $0.275 per common share of beneficial interest to be paid on April 16, 2012 to shareholders of record on March 31, 2012.  Also on January 12, 2012, the Registrant issued an additional press release in which it provided information pertaining to its guidance for the year ending December 31, 2012.  These press releases are included as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

The information included herein, including the exhibits, shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to liabilities of that Section.  The information included herein, including the exhibits, shall also not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

The Registrant uses the non-GAAP financial measures described below in earnings and guidance press releases and information furnished to the Securities and Exchange Commission.  The Registrant believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (“REITs”).  Since these measures exclude certain items includable in net income, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP and non-GAAP measures.  These measures are not necessarily indications of the Registrant’s cash flow available to fund cash needs.  Additionally, they should not be used as an alternative to the comparable GAAP measures when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.

Funds from operations (“FFO”)

Funds from operations (“FFO”) is defined as net income computed using GAAP, excluding gains on sales of, and impairment losses on, previously depreciated operating properties, plus real estate-related depreciation and amortization.  The Registrant believes that it uses the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, although others may interpret the definition differently and, accordingly, its presentation of FFO may differ from those of other REITs.  The Registrant believes that FFO is useful to management and investors as a supplemental measure of operating performance because, by excluding gains related to sales of, and impairment losses on, previously depreciated operating properties and excluding real estate-related depreciation and amortization, FFO can help one compare the Registrant’s operating performance between periods.  The Registrant believes that net income is the most directly comparable GAAP measure to FFO.

Basic FFO available to common share and common unit holders (“Basic FFO”)

This measure is FFO adjusted to subtract (1) preferred share dividends, (2) income attributable to noncontrolling interests through ownership of preferred units in Corporate Office Properties, LP (the “Operating Partnership”) or interests in other consolidated entities not owned by the Registrant, (3) depreciation and amortization allocable to noncontrolling interests in other consolidated entities, (4) Basic FFO allocable to restricted shares and (5) issuance costs associated with redeemed preferred shares.  With these adjustments, Basic FFO represents FFO available to common shareholders and holders of common units in the Operating Partnership (“common units”).  Common units are substantially similar to common shares of beneficial interest in the Registrant (“common shares”) and are exchangeable into common shares, subject to certain conditions.  The Registrant believes that Basic FFO is useful to investors due to the close correlation of common units to common shares.  The Registrant believes that net income is the most directly comparable GAAP measure to Basic FFO.

Diluted FFO available to common share and common unit holders (“Diluted FFO”)

Diluted FFO is Basic FFO adjusted to add back any changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares.  The computation of Diluted FFO assumes the conversion of common units in the Operating Partnership but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  The Registrant believes that Diluted FFO is useful to investors because it is the numerator used to compute Diluted FFO per share, discussed below.  The Registrant believes that the numerator to diluted EPS is the most directly comparable GAAP measure to Diluted FFO.

Diluted FFO per share (“Diluted FFOPS”)

Diluted FFOPS is (1) Diluted FFO divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged.  The computation of Diluted FFOPS assumes the conversion of common units in the Operating Partnership but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase Diluted FFOPS in a given period.  The Registrant believes that Diluted FFOPS is useful to investors because it provides investors with a further context for evaluating the Registrant’s FFO results in the same manner that investors use earnings per share (“EPS”) in evaluating net income available to common shareholders.  The Registrant believes that diluted EPS is the most directly comparable GAAP measure to Diluted FFOPS.

Item 9.01.              Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

None

(b)           Pro Forma Financial Information

None

(c)           Shell Company Transactions

None

(d)           Exhibits

Exhibit Number	Exhibit Title
99.1	Press release dated January 12, 2012 pertaining to declaration of quarterly dividend on common shares of beneficial interest.

99.2	Press release dated January 12, 2012 pertaining to guidance for the year ending December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2012

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Stephen E. Riffee
Name:	Stephen E. Riffee
Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press release dated January 12, 2012 pertaining to declaration of quarterly dividend on common shares of beneficial interest.

99.2	Press release dated January 12, 2012 pertaining to guidance for the year ending December 31, 2012.